Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

Exhibit 10.2

Addendum 6 to Ammunition Products Supply Agreement

This Addendum 6 is made pursuant to and amends the Ammunition Products Supply Agreement dated February 9, 2015, as subsequently amended, (“APSA”) between Federal Cartridge Company (“Federal”) and Alliant Techsystems Operations LLC (“Orbital ATK”) (collectively, the “Parties”). For good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Parties agree to amend the APSA as follows:

1.Term. This Addendum 6 shall take effect as of April 1, 2017 (“Effective Date”), and terminate, along with the APSA, on February 9, 2018 (“Addendum 6 Term”). Any pricing adjustments resulting from the execution of this Agreement shall be applied retroactively to the Effective Date.

2.APSA Amendment. The following provisions of the APSA are deleted in their entirety and have no effect:

•	The first sentence of Paragraph 5(a) (pricing of Ammunition Products);

•	Paragraph 11 (BDSC);

•	The second sentence of Paragraph 16(a) (auto renewal);

•	The AFY column in Exhibit D (VFY18 Pricing); and

•	Exhibit F (“fee split”).

3.Price. Notwithstanding anything to the contrary in the ASPA, any Addendum, or the VFY18 Binding Order, the Price for Ammunition Products and Components delivered during the Addendum 6 Term shall be the firm, fixed prices set forth in the attached Exhibit D-2, provided that $*** shall be added to the Price for any Ammunition Product ordered for delivery during the Addendum 6 Term *** rounds. Except as set forth in Paragraph 4 below, no further adjustments shall be made to the Price, including without limitation a Materials Price Adjustment or a “fee split.” Federal shall pay the CUP Recoupment on or before October 1, 2017, provided that the CUP Recoupment shall be reduced or refunded on a pro rata basis for every round ordered but not delivered below ***.

4.Additional Orders. The Materials Price Adjustment set forth in Exhibits E-1 and E-2, revised as set forth below, shall apply to the Price for any Additional Orders placed by Federal for delivery during the Addendum 6 Term. The following revisions to the Materials Price Adjustment shall apply to any Additional Orders:

•	No adjustment shall be made for the price of steel.

•	The base copper price shall be $*** per pound.

•	The base zinc price shall be $*** per pound.

•	The base lead price shall be $*** per pound.

Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

•	The market price shall be measured using the following per pound market price as of close of business on the business day immediately preceding the date the Additional Order is placed:

•	Copper – Copper High Grade (Globex) (COMEX) Prior Day Set

•	Zinc – LME Zinc Cash Official Price Buyer

•	Lead – LME Lead Cash Official Buyer

5.VFY18 Binding Order. Notwithstanding anything in the APSA to the contrary other than Paragraph 2(b), specifically including without limitation Paragraph 7(d), Federal may revise the entire delivery schedule in the VFY18 Binding Order (including without limitation delivery quantities for May through July) so long as Federal does not decrease its total quantity ordered during VFY18 below *** rounds. The revised delivery schedule is attached as Exhibit G.

6.Limited Exclusivity Relief—Orbital ATK. Notwithstanding anything in the APSA to the contrary, on a noninterference basis with Federal’s orders, Orbital ATK may sell up to *** equivalent units of ammunition components (case, bullets, primers) (“Components”) (i.e., in addition to Federal’s Component orders) during the Addendum 6 Term. For the avoidance of doubt, better terms shall be inclusive of all other terms directly and indirectly affecting price (e.g., shipping terms, rebates, discounts, credit terms). Notwithstanding the foregoing, Orbital ATK shall not sell Components bearing the “LC” headstamp to anyone other than the DoD or Federal.

7.Limited Exclusivity Relief—Federal. The limitations on Federal’s sourcing of Different Caliber Products and on Federal’s internal manufacturing production, as contained in Paragraphs 4 and 10(a) of the APSA, are eliminated. For the avoidance of doubt, the limitations on Federal’s sourcing of Ammunition Products and Special Products remain unchanged.

8.Other Agreements. This Addendum 6 is contingent upon, and not effective unless and until, both Parties agree upon and execute an ammunition supply agreement covering the periods February 10, 2018 through September 30, 2020 (“Follow-on Agreement”). If the Follow-On Agreement is not agreed upon and executed by both Parties, this Addendum 6 shall have no effect. Unless specifically changed by this Addendum 6, all other terms and conditions of the APSA (including without limitation any open Binding Orders and contract orders) remain unchanged. This Addendum 6, the APSA, the VFY18 Binding Order as amended, the Follow-on Agreement, and any nondisclosure agreements executed in connection herewith constitute the entire understanding and agreement between the Parties with respect to the subject matter hereof, and supersede all prior or contemporaneous discussions, agreements and understandings, both written and oral, among the Parties with respect thereto.

9.Release. For good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, both Parties hereby release, acquit and forever discharge and hold harmless the other, including the indemnified Party’s past and present parents, affiliates and subsidiaries (and

Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

the officers, directors and employees of each), from and against all existing claims (other than for product warranty and defects, federal excise tax liabilities, and requirements pursuant to separate international contracts), known and unknown, as of the Effective Date arising out of the sale by Orbital ATK of products supplied from the Lake City Army Ammunition Plant, *** (“Release”).

10.Any amendment or modification of this Addendum 6 shall be void unless set forth in a writing signed by each of the Parties.

Federal Cartridge Company	Alliant Techsystems Operations LLC

/s/ Stephen M. Nolan	/s/ Dean L. Grayson

By: Stephen M. Nolan	By: Dean L. Grayson
Title: Chief Financial Officer	Title: General Counsel, Defense Systems Group

Date: May 5, 2017	Date: May 5, 2017

Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

Exhibit D-2

Ammunition Product Price

Product Type
***	***
$***	$***

Pack Price

Available Packing Configurations
***	$***
***	$***
***	$***
***	$***
***	$***
***	$***
***	$***
***	$***
***	$***
***	$***
***	$***
***	$***

Component Price

Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

BFYO18 VISTA COMPONENT PRICE LIST
5.56 Product Components
***	$***
***	$***
***	$***
***	$***
***	$***
***	$***
***	$***
***	$***
***	$***
***	$***

7.62mm Product Components
***	$***
***	$***
***	$***
***	$***
***	$***
***	$***
***	$***
***	$***
***	$***

Cal50 Product Components
***	$***
***	$***
***	$***
***	$***
***	$***
***	$***
***	$***

Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

Exhibit G
[Revised VFY18 Binding Order]